SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                           FOAMEX INTERNATIONAL INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

     N/A

2)   Aggregate number of securities to which transaction applies:

     N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5)   Total fee paid:

     N/A

[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                              [FOAMEX LOGO OMITTED]

                            FOAMEX INTERNATIONAL INC.
                              1000 Columbia Avenue
                           Linwood, Pennsylvania 19061

Dear Stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2003 Annual Meeting of Stockholders of Foamex International Inc. (the "Company"), which will be held on Friday, May 23, 2003, at 10:00 a.m., local time, at the Sheraton Suites Hotel, 422 Delaware Avenue, Wilmington, Delaware. All holders of the Company's outstanding common stock as of April 18, 2003 are entitled to vote at the Annual Meeting.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. The Company's Directors and Officers will be present at the Annual Meeting to respond to any questions you may have.

It is important that your stock be represented at the Annual Meeting. You may vote your proxy by telephone, Internet or by mail. Voting instructions are included on the enclosed proxy card.

                                            Very truly yours,

                                            /s/ Marshall S. Cogan

                                            MARSHALL S. COGAN
                                            CHAIRMAN OF THE BOARD

APRIL 25, 2003

                            FOAMEX INTERNATIONAL INC.
                              ____________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 23, 2003
                              ____________________

     The Annual Meeting of Stockholders of Foamex International Inc., a Delaware corporation (the "Company"), will be held at the Sheraton Suites Hotel, 422 Delaware Avenue, Wilmington, Delaware 19801, on Friday, May 23, 2003, at 10:00 a.m., local time, for the purpose of considering and acting upon the following matters, which are described more fully in the accompanying Proxy Statement:

     (a) To elect nine directors to serve until the 2004 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

     (b) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 28, 2003; and

     (c) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Holders of Common Stock of record at the close of business on April 18, 2003 (the "Record Date") are entitled to vote at the Annual Meeting and any adjournment thereof. A list of stockholders of the Company as of the Record Date will be available for inspection during business hours through May 21, 2003, at the Company's offices, 1000 Columbia Avenue, Linwood, Pennsylvania 19061, and will also be available for inspection at the Annual Meeting.

     Your vote is important. The Company encourages you to vote your proxy by telephone, Internet or mail. A toll-free number and web site address are included on your proxy card. If you elect to vote by mail, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope which has been provided for your convenience and which requires no postage if mailed in the United States. Any stockholder present at the Annual Meeting may revoke his or her proxy, and vote personally on all matters brought before the Annual Meeting.

                                     By Order of the Board of Directors,

                                     /s/ Gregory J. Christian

                                     GREGORY J. CHRISTIAN
                                     EXECUTIVE VICE PRESIDENT, GENERAL
                                     COUNSEL AND SECRETARY

                            FOAMEX INTERNATIONAL INC.
                              1000 Columbia Avenue
                           Linwood, Pennsylvania 19061
                             ______________________

                                 PROXY STATEMENT
                             _______________________

                         ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Foamex International Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Friday, May 23, 2003, at 10:00 a.m., local time, at The Sheraton Suites Hotel, 422 Delaware Avenue, Wilmington, Delaware 19801, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card will be mailed to stockholders entitled to vote at the Annual Meeting commencing on or about April 25, 2003.

     Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting Foamex International Inc., Investor Relations, 1000 Columbia Avenue, Linwood, Pennsylvania 19061, (610) 859-3000. To provide the Company sufficient time to arrange for reasonable assistance, please submit all requests by May 20, 2003.

Record Date and Voting of Shares

     Stockholders can ensure that their shares will be represented at the Annual Meeting by voting by proxy. To vote by proxy, stockholders may use the telephone or the Internet or may elect to complete and mail the enclosed proxy card. Instructions for each of the voting methods are included in the enclosed proxy card. The submission of a proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. Stockholders who execute proxies retain the right to revoke them at any time before they are voted by filing with the Secretary of the Company a written revocation or a proxy bearing a later date. The presence at the Annual Meeting of a stockholder who has signed a proxy does not itself revoke that proxy unless the stockholder attending the Annual Meeting files written notice of revocation of the proxy with the Secretary of the Company at any time prior to the voting of the proxy.

     Except for the election of directors to the Board of Directors, all proposals described in this Proxy Statement require the approval of a majority of the shares of Common Stock entitled to vote and present at the meeting, either in person or by proxy. Directors shall be elected by a plurality of the votes cast by holders of shares entitled to vote and present at the meeting, either in person or by proxy. Broker non-votes will be counted only for purposes of determining whether a quorum is present at the Annual Meeting and will have no effect on the vote for any matter scheduled to be considered at the Annual Meeting. A broker "non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have authority to vote for that particular item and has not received instructions from the beneficial owner. Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will have the effect of votes against that matter. Proxies will be voted as specified by the stockholders. Where specific choices are not indicated, proxies will be voted FOR the election of directors and the proposals submitted for approval. The proxy voting procedures provides stockholders the opportunity to withhold voting for any or all nominees to the Board of Directors or to abstain from voting for any proposal if the stockholder chooses to do so.

       The Board of Directors has fixed the close of business on April 18, 2003 as the record date (the "Record Date") for the determination of the stockholders of the Company who are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding 24,409,149 shares of common stock, par value $0.01 per share (the "Common Stock").

       The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock is necessary to constitute a quorum. The holders of Common Stock are entitled to one vote for each share held on the Record Date.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors is responsible for the management and direction of the Company and for establishing broad corporate policies. The Board of Directors held 13 meetings during the year ended December 29, 2002 and acted by unanimous written consent on one occasion. No director attended fewer than 75% of the Board and applicable committee meetings scheduled during 2002.

Committees of the Board of Directors

     The standing committees of the Board of Directors are: the Audit Committee, the Compensation and Organization Committee, the Executive Committee and the International Committee. The Company does not have a standing Nominating Committee, but currently does have a Special Nominating Committee. The principal responsibilities of each committee are described in the following paragraphs.

       Audit Committee. The Audit Committee held 10 meetings in 2002. The Audit Committee is comprised of S. Dennis N. Belcher, who serves as its Chair, Robert
J. Hay and Luis J. Echarte, all of whom are non-employee directors. In April 2002, Mr. Belcher was appointed to the Audit Committee as its Chair. The Board of Directors has determined that members of the Audit Committee are "independent," as defined by the rules of the National Association of Securities Dealers, Inc. The Audit Committee is responsible for, among other things, overseeing the Company's financial reporting process as more fully described in its charter. The Audit Committee consults with management and the Company's independent auditors and internal auditors during the year on matters related to the annual audit, internal controls, the published financial statements, and the accounting principles and auditing procedures being applied. The Audit Committee also appoints a firm of independent certified public accountants to serve as the Company's independent auditors, authorizes all audit fees and other professional services rendered by the independent auditors and periodically reviews the independence of the auditors. See Appendix A and Appendix B for additional information. The Board of Directors recently adopted a new Audit Committee Charter. A copy of this charter is included as Appendix C.

       Compensation and Organization Committee. The Compensation and Organization Committee is currently comprised of Stuart J. Hershon, who served as its Chair until April 2002, Julie Nixon Eisenhower, Robert J. Hay and Luis J. Echarte. In April 2002, Ms. Kamsky succeeded Dr. Hershon as Chair, and in July 2002, Luis J. Echarte succeeded Ms. Kamsky as Chair. When Ms. Kamsky joined the Company as an executive officer in July 2002, she resigned from the Committee. See "Compensation of Executive Officers - Former Employees". The Compensation and Organization Committee reviews, approves and/or recommends compensation to executive officers and awards under the Foamex International Inc. 1993 Stock Option Plan, as amended (the "1993 Stock Option Plan") and the Foamex International Inc. 2002 Stock Award Plan (the "2002 Stock Award Plan"). The Compensation and Organization Committee held 13 meetings in 2002.

       Special Nominating Committee. The Special Nominating Committee held three meetings in 2002. It is currently comprised of Robert J. Hay, who serves as its Chair, John V. Tunney and Stuart J. Hershon. The Special Nominating Committee makes recommendations to the Board of Directors concerning nominees for election as directors.

       International Committee. The International Committee, which held two meetings in 2002, is currently comprised of Virginia A. Kamsky, who currently serves and has served since inception as its Chair, Raymond E. Mabus, Julie Nixon Eisenhower and John V. Tunney. The International Committee is responsible for reviewing and for recommending to the Board of Directors opportunities for investments, acquisitions, alliances and other international growth opportunities.

     Executive Committee. The Executive Committee, which held no meetings in 2002, is currently comprised of Marshall S. Cogan, who serves as its Chair, and John V. Tunney. The mission of the Executive Committee is to provide executive oversight in the management of the Company and to develop the long-term goals, strategies and plans for the Company.

Compensation of Directors

       Currently, there are three employee directors. Compensation in 2002 for non-employee directors included the components listed below.

       Annual Retainer - $50,000, half of which is payable in Common Stock.

       Meeting Fees - $1,500 for each board or committee meeting attended in person and $750 per telephonic conference call meeting.

       Committee Chair Fee - $10,000, half of which is payable in Common Stock.

       Stock Option Grants - annual grants of 10,000 options to purchase Common Stock. S. Dennis N. Belcher and Luis J. Echarte each received a pro rata allocation for 2002. The options vest at a rate of 20% per year over a five-year period, and expire in ten years. These option grants include an exercise price equal to the fair market value of a share of Common Stock on the grant date.

       Travel Expenses - reimbursement for reasonable out of pocket expenses in connection with travel to and attendance at board and committee meetings, and other corporate business.

       International Committee 2002 Compensation - International Committee members receive a one-time grant of 20,000 options under the Company's 2002 Stock Award Plan upon their appointment. The options include the same vesting and expiration periods as discussed above and are issued with an exercise price equal to the fair market value of a share of Common Stock on the grant date. No meeting fees are paid to members of this committee.

                              ELECTION OF DIRECTORS

       Nine directors have been nominated by the Board of Directors for election and to serve in such capacity for a term of one year until the 2004 Annual Meeting of Stockholders or until their successors have been duly elected and qualified. Except for Luis J. Echarte, Henry Tang and Thomas E. Chorman, who were elected as directors of the Company by the Board of Directors, all directors were elected at the 2002 Annual Meeting of Stockholders. Due to other personal commitments, Julie Nixon Eisenhower and Virginia A. Kamsky have decided not to stand for election to the Board of Directors on May 23, 2003.

       Unless otherwise specified in the proxy, it is the intention of the persons named in the proxies solicited by the Board of Directors to vote FOR the nine nominees whose biographies are set forth below. If events not now known or anticipated make any of the nominees unable to serve, the proxies will be voted, at the discretion of the holders thereof, for other nominees supported by the Board of Directors in lieu of those unable to serve.

Name                Age and Biographical Information

MARSHALL S. COGAN   Marshall S. Cogan, 65, has been the Chairman of the Board of the Company  since March 1999.  Mr. Cogan served as Chairman of the Board and Chief Executive Officer of the Company from its  inception in  September  1993 to May 1997 and served as
                    Vice  Chairman  of the  Board of the  Company  from May 1997 until  March 1999.  Mr.  Cogan also serves as an officer and director of various  subsidiaries of the Company,  including
                    Foamex  L.P.  and FMXI,  Inc.  Mr.  Cogan was the  principal stockholder,  Chairman or Co-Chairman of the Board and Chief
                    Executive  Officer  of Trace  International  Holdings,  Inc.
                    ("Trace")  from 1974 until  January  2000. On July 21, 1999,
                    Trace filed a petition for relief under the Bankruptcy  Code in the  United  States  Bankruptcy  Court  for the  Southern
                    District of New York. Mr. Cogan served as Chairman and Chief
                    Executive Officer of United Auto Group, Inc. from April 1997 to May 1999.  Mr.  Cogan has also  served  as  Chairman  and
                    Director  of  other  companies   formerly  owned  by  Trace,
                    including Color Tile,  Inc.,  Knoll  International  Inc. and
                    Sheller-Globe Corporation. Prior to forming Trace, Mr. Cogan was a senior partner at Cogan, Berlind, Weill & Levitt and subsequently CBWL-Hayden Stone, Inc. Additionally, Mr. Cogan serves on the Board of Directors of the American Friends of the Israel Museum and on the Board of Trustees of The Museum of Modern Art, the Boston Latin School and New York
                    University Medical Center. Mr. Cogan also serves on several committees of Harvard University.

JOHN V. TUNNEY      John V. Tunney, 68, has been a director of the Company since
                    May 1994 and the Vice  Chairman of the Company  since August
                    2001. Mr. Tunney has served as Chairman of the Board of Foamex Asia, Inc., a subsidiary of the Company that holds a non-controlling equity interest in Foamex Asia Co. Ltd.
                    ("Foamex Asia"), since March 1997 and also serves as the Chairman of the Board of Foamex Mexico, Inc. Mr. Tunney has been Chairman of the Board of Cloverleaf Group, Inc., an investment company, since 1981, Chairman of the UCLA Hammer
                    Museum of Art and  President of JVT  Consulting  Inc.  since
                    1997. Mr. Tunney served as a U.S. Senator from the State of California from 1971 until 1977. Prior to his U.S. Senate term, Mr. Tunney served as a member of Congress from the 38th district of California from 1965 until 1971.

ROBERT J. HAY       Robert J. Hay,  77,  has been the  Chairman  Emeritus  and a director of the Company  since its  inception  in  September
                    1993. Mr. Hay serves as a director of Foamex Asia,  Inc. Mr.
                    Hay served as Chairman and Chief Executive Officer of Foamex
                    L.P.  from  January  1993 until  January  1994.  Mr. Hay was
                    President of Foamex L.P. and its predecessor from 1972 through 1992. Mr. Hay began his career in 1948 as a chemist with The Firestone Tire and Rubber Company.

S. DENNIS N.        S. Dennis N. Belcher, 62, has been a director of the Company
  BELCHER           since April 2002. Mr. Belcher  retired from The Bank of Nova
                    Scotia (the "Bank") in 2002 after 44 years in banking. At the time of his retirement, Mr. Belcher was Executive Vice
                    President Credit and Risk Management and had held that position since 1991. Mr. Belcher was a member of the Management Committee of the Bank and Chairman of the Senior
                    Credit Committee. Mr. Belcher currently serves on the Board of Directors of Call-Net Enterprises, Inc., Viatel Holdings
                    (Bermuda) Ltd. and Richtree Inc. and is an Executive in Residence at the University of Western Ontario.

THOMAS E. CHORMAN   Thomas  E.  Chorman,   48,  has  been  President  and  Chief
                    Executive  Officer since  October 2002 and a Director  since
                    December 2002. From September 2001 to September 2002, he was
                    Executive Vice President and Chief  Financial  Officer,  and
                    was Chief  Administrative  Officer  since  December 6, 2001.
                    From November 2000 until he joined the Company,  Mr. Chorman was the Chief Financial Officer of Ansell Healthcare Inc., a
                    global manufacturer of medical and industrial products. From
                    1997 to 2000,  Mr. Chorman was Vice  President,  Finance and
                    Chief  Financial  Officer of the  Worldwide  Floor  Products
                    division of Armstrong  World  Industries,  Inc. Mr.  Chorman worked  at  Procter & Gamble  from  1984 to 1997 in  various
                    financial  positions,   most  recently  as  Chief  Financial
                    Officer for  Corporate  New Ventures  and  Category  Finance
                    Manager for Pringles and Duncan Hines.

LUIS J. ECHARTE     Luis J.  Echarte,  57,  has been a director  of the  Company since June 2002. Since August 2001, Mr. Echarte has been the
                    President and Chief Executive  Officer of Azteca America and
                    Chief Financial  Strategist of Grupo Salinas  Holding.  From
                    November  1999 to  July  2001,  Mr.  Echarte  was the  Chief
                    Financial  Officer of TV Azteca,  S.A. de C.V. From November
                    1994 to November 1999,  Mr. Echarte was the Chief  Financial
                    Officer of Grupo Elektra, S.A. de C.V. Mr. Echarte also serves on the Board of Directors of TV Azteca, S.A. de C.V.
                    and Grupo Elektra, S.A. de C.V.

STUART J. HERSHON   Stuart J.  Hershon,  65, has been a director  of the Company since December 1993. Dr. Hershon is a board certified, practicing orthopedic surgeon at North Shore University
                    Hospital and at Columbia  Presbyterian Medical Center in New
                    York, where he is an assistant clinical professor of orthopedic surgery. Dr. Hershon has practiced medicine at North Shore University Hospital since 1970 and at Columbia
                    Presbyterian Medical Center since 1989. Dr. Hershon has served as orthopedic consultant and team physician for certain New York area professional sports teams.

RAYMOND E.          Raymond  E.  Mabus,  Jr.,  54,  has been a  director  of the
  MABUS, JR.        Company  since  September  2000.  Mr.  Mabus  served as U.S.
                    ambassador to the Kingdom of Saudi Arabia from 1994 to 1996.
                    In 1987, he was elected governor of Mississippi and served from 1988 to 1992. After leaving public service in 1996, he joined the board of directors of an employee training service called International Management & Development Group,
                    Ltd., now operating as the Global Resources Division of Frontline Group, Ltd. Mr. Mabus was the President of Global
                    Resources Division from October 1998 to February 2002. He is currently active in the family timber business and is of counsel to the law firm of Baker, Donelson, Bearman &
                    Caldwell. Mr. Mabus serves on the Board of Directors of Kroll Inc. and Friede Goldman Halter, Inc., and serves on a number of civic boards.

HENRY TANG          Henry Tang,  62, has been a director  of the  Company  since
                    March 2003. Since October 1997, Mr. Tang has been a partner at Baker Botts LLP, where he specializes in intellectual property, patents, technology licensing and technology law.
                    From May 1982 to October 1997 he was at the law firm of Brumbaugh, Graves, Donohue and Raymond, where he was named partner in April 1986. Mr. Tang is a member of the New York
                    State Bar  Association,  where he  serves  on the  Executive
                    Committee of Section on International Law and Practice, and is Chairman of the Committee on Asian Pacific Law. He is also a member of the American Bar Association, and a member of the ABA's Sections on Patents and Litigation. Mr. Tang is the founder and a director of the American Friends of the Shanghai Museum.

     The Board of Directors unanimously recommends a vote "FOR" election of each of the nominees listed above.

                 OWNERSHIP OF COMMON STOCK OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of April 18, 2003, regarding the beneficial ownership of Common Stock by (i) each stockholder who is known by the Company to own more than 5% of the outstanding shares of Common Stock, (ii) each director, (iii) each executive officer named in the Summary Compensation Table and (iv) all directors and executive officers as a group. Except as otherwise indicated, each stockholder has (i) sole voting and investment power with respect to such stockholder's shares of stock, except to the extent that authority is shared by spouses under applicable law and (ii) record and beneficial ownership with respect to such stockholder's shares of stock.

Name and Address of Beneficial Owners                                       Beneficial Ownership (1) (2)
-------------------------------------                               ------------------------------------------
                                                                    Number of Shares    % of Class Outstanding
                                                                    ----------------    ----------------------
The Bank of Nova Scotia (3)                                            5,750,426                   23.6
44 King Street West
Scotia Plaza, 8th Floor M5H 1H1
Toronto, Ontario, Canada

Kennedy Capital Management, Inc.                                       2,292,800                    9.4
10829 Olive Boulevard
St. Louis, Missouri 63141

William D. Witter, Inc.                                                1,838,754                    7.5
153 East 53rd Street, 51st Floor
New York, New York 10022

Societe Generale de Belgique                                           1,592,671                    6.5
Rue Royale 30
1000
Brussels, Belgium

Rus, Inc. (4)                                                          1,469,803                    6.0
Avenue des Pleiades 15
B-1200
Brussels, Belgium

Marshall S. Cogan (5)                                                  1,363,998                    5.4

Robert J. Hay                                                             34,493                    *

S. Dennis N. Belcher                                                      13,411                    *

Luis J. Echarte                                                           40,437                    *

Julie Nixon Eisenhower +                                                  13,332                    *

Stuart J. Hershon (6)                                                     40,552                    *

Virginia A. Kamsky +                                                      23,285                    *

Raymond E. Mabus                                                          39,997                    *

Henry Tang                                                                 6,785                    *

John V. Tunney (5) (7)                                                    61,873                    *

Thomas E. Chorman (5)                                                     74,960                    *

George L. Karpinski (5)                                                   41,677                    *

Peter W. Johnson                                                          15,000                    *

Theodore J. Kall (5)                                                      31,400                    *

All executive officers and directors as a group                        1,954,359                    7.6
(21 persons) (2)(5)(6)(7)


                                       6

__________________

*  Less than 1%.

+ Indicates director not standing for election to the Company's Board of Directors.

(1) Each named person is deemed to be the beneficial owner of securities which may be acquired within 60 days of April 18, 2003 through the exercise of options and such securities are deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by such person. However, any such shares are not deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by any other person, except as noted.

(2) Includes shares of the Company's Common Stock held by officers and directors under the Company's 401(k) plan.

(3) The Bank of Nova Scotia also owns 15,000 shares of Series B Preferred Stock of the Company, which represents 100% of the outstanding shares of that class. Series B Preferred Stock is non-voting and non-redeemable, and each share is convertible into 100 shares of the Company's Common Stock. The conversion feature is only available if the conversion would not trigger a "change of control" event, as defined in certain of the Company's debt instruments.

(4) Rus, Inc. is a subsidiary of Recticel, a European polyurethane foam manufacturer whose subsidiary was a former partner of Foamex L.P.

(5) Includes shares of Common Stock issuable upon exercise of options granted under the Company's 1993 Stock Option Plan and 2002 Stock Award Plan, which have vested or will vest within 60 days. In the above table, (i) 678,500 of such shares have been included for Mr. Cogan, (ii) 44,000 shares of such shares have been included for Mr. Tunney, (iii) 35,000 of such shares have been included for Mr. Chorman, (iv) 29,484 of such shares have been included for Mr. Karpinski, (v) 26,400 of such shares have been included for Mr. Kall and (vi) 970,003 of such shares have been included for all executive officers and directors as a group.

(6) Includes 17,252 shares of Common Stock held in the name of Dr. Hershon's wife and 1,075 shares of Common Stock held in a trust of which Dr. Hershon is the sole trustee.

(7) Includes 10,000 shares of Common Stock held in a trust of which Mr. Tunney serves as a co-trustee.

                               EXECUTIVE OFFICERS

     The following table sets forth the name, age and position or positions held by each executive officer of the Company, as of April 18, 2003.

Name                           Age          Position(s) Held
----                           ---          -----------------
Marshall S. Cogan              65           Chairman of the Board
John V. Tunney                 68           Vice Chairman
Thomas E. Chorman              48           President, Chief Executive Officer and Director
K. Douglas Ralph               42           Executive Vice President and Chief Financial Officer
Michael D. Carlini             50           Executive Vice President and Chief Administrative Officer
Gregory J. Christian           37           Executive Vice President and General Counsel
Nick C. Costides               56           Executive Vice President and President, Consumer Products Group
Donald J. Crawford             50           Executive Vice President, Foam Products (Eastern Region)
Stephen Drap                   53           Executive Vice President, Carpet Cushion Products
Paul A. Haslanger              56           Executive Vice President, Manufacturing
Darrell Nance                  50           Executive Vice President, Foam Products (Western Region)
Andrew Thompson                38           Executive Vice President, Technical Products
Arthur H. Vartanian            49           Executive Vice President, Automotive Products

     Executive officers are elected by the Board of Directors and hold office until their successors have been duly elected and qualified or until their earlier resignation or removal from office. A brief biography of each executive officer of the Company is provided below (other than Messrs. Cogan, Tunney and Chorman whose biographies are included above under "Directors").

     K. Douglas Ralph has been Executive Vice President and Chief Financial Officer since February 2003. For the prior two years, Mr. Ralph served as General Manager of Equity Ventures at Procter & Gamble. Prior to that, Mr. Ralph spent over five years in Europe, including roles as Finance Manager for Procter & Gamble's Scandinavian business and Finance Director of Procter & Gamble's European Paper & Beverage business in Germany.

     Michael D. Carlini has been Executive Vice President and Chief Administrative Officer since October 2002. From February 2002 to October 2002, Mr. Carlini served as Senior Vice President and Chief Purchasing and Logistics Officer. From September 2001 to February 2002, Mr. Carlini served as Senior Vice President of Finance and Chief Accounting Officer. From June 2001 to September 2002, Mr. Carlini served as Acting Chief Financial Officer. For eight years, prior to joining the Company, Mr. Carlini served in various capacities with Berg Electronics, formerly a division of E.I. du Pont de Nemours and Company. Most recently he served as the Vice President of Operations - Americas and the Vice President of Finance for Berg Electronics. Mr. Carlini is a Certified Public Accountant in the Commonwealth of Pennsylvania.

     Gregory J. Christian has been Executive Vice President and General Counsel since October 2002. Mr. Christian was most recently Vice President and Deputy General Counsel of the Company since February 2002 and was Director of Labor Relations and Corporate Counsel from October 1996 to February 2002.

     Nick C. Costides has been Executive Vice President and President, Consumer Products Group, since November 2002. From June 1992 to January 2002, Mr. Costides was President and Chief Executive Officer of Dorel Juvenile Group, a division of Dorel Industries Inc., a global consumer products company.

     Donald J. Crawford has been Executive Vice President, Foam Products (Eastern Region) since March 2002. Prior to joining the Company, Mr. Crawford served as President of the Global Resins Business Unit of the McWhorter Technologies Division of the Eastman Chemical Company from January 1999 until July 2001. From 1996 until 1999, Mr. Crawford was the General Manager of the Water Management Division of BetzDearborn.

     Stephen Drap has been Executive Vice President, Carpet Cushion Products, since October of 2002. From March 1998 to October 2002, Mr. Drap was Executive Vice President, Technical Products. Mr. Drap served as Vice President, Manufacturing and Customer Service, Technical Products from July 1997 until March 1998. Prior to that, Mr. Drap held various management positions since joining the Company in 1980.

     Paul A. Haslanger has been Executive Vice President, Manufacturing, since October 2002. From February 1993 to October 2002, Mr. Haslanger was Senior Vice President of Manufacturing. From October 1984 to February 1993, Mr. Haslanger was Vice President of Manufacturing for the Company and a predecessor to the Company.

     Darrell Nance has been Executive Vice President, Foam Products (Western Region) since March 1998. From 1995 to 1997, Mr. Nance served as Vice President and General Manager of West Coast Operations of Crain Industries, Inc., a polyurethane foam manufacturer.

     Andrew Thompson has been Executive Vice President, Technical Products, since January 2003. From January 2000 to January 2003, Mr. Thompson was Senior Vice President, Research & Development. Prior to joining the Company, Mr. Thompson spent ten years at Lyondell/ARCO Chemical where he held various positions in polyurethane-related areas, most recently as Technology Manager, Polyurethane R&D since 1995. Mr. Thompson received a Ph.D. in Polymer Chemistry from the University of Massachusetts.

       Arthur H. Vartanian has been Executive Vice President, Automotive Products, since February 2000. Prior to joining the Company, Mr. Vartanian held a number of executive positions over an 18-year career with Lear Corporation, most recently as Vice President Operations, Chrysler Division.

                       COMPENSATION OF EXECUTIVE OFFICERS

Compensation

     The following Summary Compensation Table contains information concerning annual and long-term compensation provided to the Company's Chief Executive
Officer during 2002, each of the four next most highly compensated executive officers of the Company, and two former executive officers of the Company that would have been included in the table had they been employees as of December 29, 2002, collectively, (the "Named Executive Officers").

                         Summary Compensation Table (1)

                                                                            Long-Term
                                       Annual Compensation             Compensation Awards
                                  ----------------------------        ---------------------
                                                                      Securities Underlying          All Other
Name and Principal Position       Year     Salary       Bonus              Options/SARs            Compensation
---------------------------       ----    --------    --------        ---------------------       -------------
Marshall S. Cogan (2)             2002    $887,308    $750,000               635,000                 $123,976
Chairman of the Board             2001     850,000     127,500               350,000                  403,400
                                  2000     850,000     100,000               107,000                       --

Thomas E. Chorman (3)             2002    $417,373    $175,000               310,000                 $ 54,729
President and Chief               2001     106,346     461,585               100,000                   22,250
Executive Officer

John V. Tunney (4)                2002    $310,000    $ 60,000               120,000                 $     --
Vice Chairman                     2001      95,385      50,000               100,000                       --

Virginia A. Kamsky (5)            2002    $169,231    $150,000                    --                 $     --
Executive Vice President,
Chairman and Chief
Executive Officer of
Symphonex Inc.

George L. Karpinski (6)           2002    $195,038    $105,000                25,000                 $  4,000
Interim Chief Financial           2001     176,238      20,000                14,000                    3,400
Officer, Senior Vice              2000     167,723      22,436                14,000                    3,400
President and Treasurer

Peter W. Johnson (7)              2002    $323,077    $150,000                60,000                 $791,598
Former President and              2001      17,308     200,000               150,000                       --
Chief Operating Officer

Theodore J. Kall (8)              2002    $304,327    $     --                12,500                 $476,961
Former Executive Vice             2001     287,308     300,000                45,000                  108,307
President, President Carpet
Cushion Products
__________________

(1) Because none of the Named Executive Officers received (i) perquisites in excess of the lesser of $50,000 or 10% of their reported salary and bonus,
     (ii) any other annual compensation required to be reported, (iii) LTIP payouts or (iv) any restricted stock awards, information relating to "Other Annual Compensation", "LTIP Payouts" and "Restricted Stock Awards" is inapplicable and has therefore been omitted from the table.


                                       10


(2) For additional information regarding the bonus paid to Mr. Cogan in 2002, see "Report of the Compensation and Organization Committee on Executive Compensation". The amount reported in All Other Compensation in 2002 included the Company's matching contribution of $4,000 to the Company sponsored 401(k) plan, $100,000 of premiums paid by the Company for split-dollar life insurance coverage (see "Compensation of Executive Officers - Pension Plans") and $19,976 of premiums paid by the Company for extended care medical benefits. In 2001, All Other Compensation included the Company's matching contribution of $3,400 to the Company sponsored 401(k) plan and $400,000 of premiums paid by the Company for split-dollar life insurance coverage.

(3) Mr. Chorman commenced his employment with the Company on September 4, 2001. The amount reported in All Other Compensation in 2002 included the Company's matching contribution of $3,930 to the Company sponsored 401(k) plan, $17,500 of premiums paid by the Company for split-dollar life insurance coverage and reimbursement of $33,299 for relocation costs. In 2001, All Other Compensation included reimbursement of relocation costs.

(4) The Board of Directors elected Mr. Tunney, Vice Chairman of the Company on August 3, 2001, and Mr. Tunney commenced employment with the Company thereafter. Mr. Tunney's bonus in 2002 was paid by Foamex Asia for services provided to Foamex Asia.

(5) Ms. Kamsky commenced her employment with the Company on July 22, 2002 and resigned effective as of February 5, 2003. Ms. Kamsky has been a Director of the Company since December 2000.

(6) Mr. Karpinski served as Interim Chief Financial Officer from October 18, 2002 until January 31, 2003. The amount reported in All Other Compensation included the Company's matching contribution to the Company sponsored 401(k) plan.

(7) Mr. Peter W. Johnson commenced his employment with the Company on December 5, 2001, and resigned on October 31, 2002. The amount reported in All Other Compensation in 2002 included the Company's matching contribution of $4,000 to the Company sponsored 401(k) plan, severance of $750,000 (paid $51,923 in 2002), and $37,598 of premiums paid by the Company for split-dollar life insurance coverage.

(8) Mr. Kall resigned from the Company effective as of November 8, 2002. The amount reported in All Other Compensation included the Company's matching contribution of $2,000 to the Company sponsored 401(k) plan, severance of $400,000 (paid $46,154 in 2002), and $74,961 of premiums paid by the
     Company for split-dollar life insurance coverage. In 2001, All Other Compensation included severance payments of $36,346 related to Mr. Kall's previous employment with the Company and $71,961 of premiums paid by the Company for split-dollar life insurance coverage.

     Marshall S. Cogan

     On January 1, 1999, the Company entered into an employment agreement with Marshall S. Cogan, Chairman of the Board and Chairman of the Executive Committee of the Company, that was amended on December 31, 2001, effective as of June 29, 2001. The agreement provides for an initial employment term commencing on January 1, 1999 and continuing until December 31, 2000, which term is automatically extended an additional day on each day of the initial term and on each day thereafter until either Mr. Cogan or the Company provides notice of termination. The employment agreement provides that Mr. Cogan will receive an annual salary at the rate of $850,000 per annum with increases, if any, as may be approved by the Board. Mr. Cogan's salary was increased by the Board to $900,000 per annum in March 2002. Mr. Cogan is also eligible, but not entitled, to receive any annual bonuses, which may be determined by the Board. Also, Mr. Cogan will participate in certain employee benefit plans and receive certain other perquisites. The employment agreement automatically terminates upon the death or continued disability of Mr. Cogan, and the agreement may be terminated by the Company or Mr. Cogan at any time. Upon termination of the employment agreement by the Company without "just cause" or by Mr. Cogan with "good reason" (which term includes change in control events), the Company will be required to pay Mr. Cogan, in addition to any amounts earned but not yet paid, the amount of his then current base salary for a period of 24 months. Additionally, Mr. Cogan would be entitled to continue to receive any health care or insurance benefits for a period of 24 months. The employment agreement prohibits Mr. Cogan from disclosing any confidential information of the

Company during his employment term or any time thereafter. Additionally, the employment agreement provides that for a period of one year following his termination date, Mr. Cogan may not solicit or attempt to entice away from the Company (including its affiliates or subsidiaries), or interfere with the relationship of the Company with, any employees, customers or clients of the Company.

     The amendment to the employment agreement, discussed above, includes provisions for post-employment consulting services for up to 20 hours per month beginning at retirement specified at age 68 and ending on the date Mr. Cogan attains age 71. The amendment contains certain provisions regarding the payment of severance benefits with respect to the post-employment consulting services in the event Mr. Cogan's employment is terminated without "Just Cause" or by Mr. Cogan for "Good Reason", in addition to the severance benefits described above.

     It is expected that Mr. Cogan will enter into a Change of Control Agreement with the Company. See "Report of the Compensation and Organization Committee on Executive Compensation - Change of Control Agreement for Certain Executive Officers".

     Thomas E. Chorman

     On August 20, 2002, the Company executed an employment agreement with Thomas E. Chorman, who had formerly served as Executive Vice President, Chief Financial Officer and Chief Administrative Officer. Mr. Chorman became Chief Executive Officer effective October 18, 2002 and President effective October 31, 2002. The employment agreement provides for an initial employment term of two years commencing on September 4, 2001 and is automatically renewable for additional one-year terms, commencing on September 4, 2003, unless notice of intent not to extend the term of the agreement is given by either party. Upon his elevation to Chief Executive Officer, the Compensation Committee and the Board of Directors increased Mr. Chorman's salary to $600,000 per annum and he was granted options to purchase 200,000 shares of the Company's Common Stock, the terms of which are described below. Mr. Chorman is also eligible to earn an annual target bonus of up to 100% of his annual base salary; the actual amount of the bonus is to be based on the attainment of certain performance targets. The agreement provides for the payment of a sign-on bonus of $180,000, of which $100,000 was paid in 2001 and $80,000 in 2002 and, in lieu of the receipt of certain performance shares, a payment of $200,000, which was paid in 2002. The agreement also provides that Mr. Chorman shall be eligible to participate in the Company's employee and executive benefit plans.

     On December 5, 2002, Mr. Chorman was granted options to purchase 100,000 shares of the Company's Common Stock under the terms of the Company's 1993 Stock Option Plan. The options have a term of six years, an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, and vest pro ratably over three years. On December 5, 2002, Mr. Chorman was also granted an option to purchase 100,000 shares of the Company's Common Stock, which vest five years from the date of grant and must be exercised in the sixth year from the date of grant. Accelerated vesting provisions apply with the options vesting pro ratably over three years if the Company achieves certain financial goals in 2003.

     The agreement automatically terminates upon the death of Mr. Chorman and may be terminated by the Company upon the continued disability of Mr. Chorman. The agreement also provides that either party may terminate the agreement at any time. If the agreement is terminated by Mr. Chorman for "good reason" or by the Company without "cause," or on account of Mr. Chorman's death or disability, the Company will be required to pay Mr. Chorman, in addition to any amounts earned but not yet paid to him, the amount of his then current annual base salary for a period of 24 months, plus a pro-rata portion of his target bonus if such termination occurs prior to September 4, 2003, or the full amount of his target bonus if such termination occurs on or after September 4, 2003. Mr. Chorman would also be entitled to medical coverage under the Company's medical plans during the 24-month period in which he is receiving severance payments.
Additionally, if Mr. Chorman terminates his employment for "good reason" on account of a change in control of the Company or Mr. Chorman's employment is terminated by the Company without "cause" or on account of his death or disability within the 24-month period following a change in control of the Company, the Company will be required to pay Mr. Chorman, in addition to any amounts earned but not yet paid to him, an amount equal to two times the sum of his then current annual base salary and target bonus. The agreement also provides that if any payment or distribution to or for the benefit of Mr. Chorman would be subject to an excise tax under Section 4999 of the Internal Revenue Code or any similar state or local taxes, then Mr. Chorman will be entitled to receive a gross-up payment in respect of such taxes.

     The agreement provides that if Mr. Chorman's employment is terminated for any reason other than "cause," he shall not for a period of two years thereafter provide services to any competitor of the Company or solicit or attempt to entice away from the Company, or interfere with the relationship of the Company with, any employees, customers or suppliers of the Company.

     It is expected that Mr. Chorman will enter into a Change of Control Agreement with the Company. See "Report of the Compensation and Organization Committee on Executive Compensation - Change of Control Agreement for Certain Executive Officers".

     K. Douglas Ralph

     On March 24, 2003, the Company executed an employment agreement with K. Douglas Ralph, the Executive Vice President and Chief Financial Officer of the Company, with an effective date of February 3, 2003. The employment agreement provides for an initial employment term of one year commencing on February 3, 2003 and is automatically renewable for additional one-year terms, commencing on February 3, 2004, unless notice of intent not to extend the term of the agreement is given by either party. The agreement provides that Mr. Ralph will receive a base salary of at least $290,000 per annum, subject to review by the Compensation Committee of the Board of Directors. Mr. Ralph is also eligible to earn an annual target bonus of up to 50% of his annual base salary; the actual amount of the bonus to be based on the attainment of certain performance targets. The agreement provides for a guaranteed payment of one-third of Mr. Ralph's target bonus on or before March 31, 2004. The agreement also provides that Mr. Ralph shall be eligible to participate in the Company's employee and executive benefit plans.

     Pursuant to the term of the employment agreement, on February 3, 2003 Mr. Ralph was granted options to purchase 35,000 shares of the Company's Common Stock under the terms of the Company's 1993 Stock Option Plan. The options have a term of ten years, an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, and vest pro ratably over five years. Accelerated vesting provisions apply if, in connection with a change in control transaction, Mr. Ralph terminates his employment for "good reason" or the Company terminates his employment without "cause." In addition, Mr. Ralph was granted options to purchase 35,000 shares of the Company's Common Stock, which vest five years from the date of grant and must be exercised within one year of such time. Accelerated vesting provisions apply and the options vest pro ratably over three years if the Company achieves certain financial goals in 2003.

     The agreement automatically terminates upon the death of Mr. Ralph and may be terminated by the Company upon the continued disability of Mr. Ralph. The agreement also provides that either party may terminate the agreement at any time. If the agreement is terminated by Mr. Ralph for "good reason" or by the Company without "cause," or on account of Mr. Ralph's death or disability, the Company will be required to pay Mr. Ralph, in addition to any amounts earned but not yet paid to him, the amount of his then current annual base salary for a period of 12 months, plus a pro-rata portion of his target bonus if such termination occurs prior to February 3, 2004. Mr. Ralph would also be entitled to medical coverage under the Company's medical plans during the 12-month period in which he is receiving severance payments. Additionally, if Mr. Ralph terminates his employment for "good reason" on account of a change in control of the Company or Mr. Ralph's employment is terminated by the Company without "cause" or on account of his death or disability within the 12-month period following a change in control of the Company, the Company will be required to pay Mr. Ralph, in addition to any amounts earned but not yet paid to him, an amount equal to two times the sum of his then current annual base salary and target bonus. The agreement also provides that if any payment or distribution to or for the benefit of Mr. Ralph would be subject to an excise tax under Section 4999 of the Internal Revenue Code or any similar state or local taxes, then Mr. Ralph will be entitled to receive a gross-up payment in respect of such taxes.

     The agreement provides that if Mr. Ralph's employment is terminated for any reason other than "cause," he shall not for a period of one year thereafter provide services to any competitor of the Company or solicit or attempt to entice away from the Company, or interfere with the relationship of the Company with, any employees, customers or suppliers of the Company.

     Former Employees

     On August 20, 2002, consistent with the offer letter of December 3, 2001 under which he commenced employment, the Company executed an employment agreement with Peter W. Johnson, the former President and Chief Operating Officer. Mr. Johnson resigned as President and Chief Operating Officer effective October 31, 2002 and is no longer employed by the Company. Under the agreement, Mr. Johnson received a base salary of $375,000 per annum. Mr. Johnson was also eligible to earn an annual target bonus of up to 75% of his annual base salary; the actual amount of the bonus to be based on the attainment of certain performance targets.

     Under the agreement, in connection with his resignation, the Company is required to pay Mr. Johnson, in addition to any amounts earned but not yet paid to him, the amount of his annual base salary at the time of his resignation for a period of 24 months. Mr. Johnson is also entitled to medical coverage under the Company's medical plans during the 24-month period in which he is receiving severance payments. The agreement also provides that if any payment or distribution to or for the benefit of Mr. Johnson would be subject to an excise tax under Section 4999 of the Internal Revenue Code or any similar state or local taxes, then Mr. Johnson is entitled to receive a gross-up payment in respect of such taxes. The agreement prohibits Mr. Johnson from disclosing any confidential information of the Company. Additionally, the agreement provides that until October 30, 2004, Mr. Johnson may not provide services to any competitor of the Company or solicit or attempt to entice away from the Company, or interfere with the relationship of the Company with, any employees, customers or suppliers of the Company.

     On September 10, 2002, the Company entered into an employment agreement, effective as of July 22, 2002, with Virginia A. Kamsky, Executive Vice President of the Company and Chairman and Chief Executive Officer of Symphonex Inc., a proposed subsidiary of Foamex L.P. Ms. Kamsky resigned from these positions effective February 5, 2003 for "good reason" under her employment agreement, but will remain a director of the Company until a successor has been duly elected and qualified. Severance payments in the amount of $487,879 were paid and a general release was executed, all in accordance with the terms of her employment agreement. An additional amount of $63,885 was paid for unreimbursed 2002 benefits under her employment agreement for accrued vacation, charitable contributions and financial advisory fees. In addition, Ms. Kamsky's employment agreement provided for the purchase of Kamsky Associates Inc. ("KAI") by a specified date, but such purchase did not take place. Pursuant to the terms of Ms. Kamsky's employment agreement, the Company reimbursed Ms. Kamsky for the legal fees and expenses incurred in connection with the negotiation and preparation of her employment agreement and the proposed purchase of KAI. See "Certain Relationships and Related Transactions - Consulting Services - Ms. Kamsky".

     Under the employment agreement, Ms. Kamsky had been granted a cash incentive right to receive 5% of the increase, if any, in Symphonex Inc.'s equity value from July l8, 2002 to the date the cash incentive right is exercised. The cash incentive right became fully vested upon Ms. Kamsky's termination of employment and will be exercisable until August 4, 2003.

     Under the employment agreement Ms. Kamsky agrees not to disclose any confidential information of the Company during her employment or any time thereafter. Additionally, the agreement provides that until February 4, 2005, Ms. Kamsky may not engage in any business that is competitive with the divisions that were to be part of Symphonex Inc. (including the Technical Products Division and the operations of Foamex Asia).

     In connection with the resignation of Theodore J. Kall, effective as of November 8, 2002, the Company entered into a Severance Agreement and Release. Under the agreement, the Company is required to pay Mr. Kall the amount of $400,000 over a period of 12 months. Mr. Kall is also entitled to medical coverage under the Company's medical plans during the 12-month period in which he is receiving severance payments. Subject to separate approval by the Compensation and Organization Committee of the Company's Board of Directors, Mr. Kall can exercise his stock options that were vested as of November 23, 2002, at any time from November 23, 2002 through 60 days after the last severance payment is made to Mr. Kall. The agreement also provides that if any payment or distribution to or for the benefit of Mr. Kall would be subject to an excise tax under Section 4999 of the Internal Revenue Code or any similar state or local taxes, then Mr. Kall is entitled to receive a gross-up payment in respect of such taxes. The agreement prohibits Mr. Kall from disclosing any confidential information of the Company. Additionally, the agreement provides that until October 30, 2003, Mr. Kall may not provide services to any competitor of the Company or solicit or attempt to entice away from the Company, or interfere with the relationship of the Company with, any employees, customers or suppliers of the Company.

Option Grant Information

     The following table provides information on option grants during fiscal 2002 to the Named Executive Officers. Ms. Kamsky received options for her services as a director of the Company, but did not receive any options associated with her 2002 employment. Consequently, Ms. Kamsky is not listed below. There were no option exercises by Named Executive Officers during fiscal 2002.

             Foamex International Option Grants in Last Fiscal Year

                                Number of       % of Total
                                Securities     Options/SARs       Exercise
                                Underlying      Granted to         or Base
                               Options/SARs    Employees in         Price        Expiration            Grant Date
                               Granted (#)      Fiscal Year         ($/Sh)         Date            Present Value (1)
                               ------------    ------------       ---------      ----------        ------------------
Marshall S. Cogan                175,000             8.2%            $8.76        04/08/12               $959,718
Marshall S. Cogan                210,000             9.9%            $9.33        07/19/12             $1,210,860
Marshall S. Cogan                 50,000             2.3%            $6.44        08/21/12               $198,430
Marshall S. Cogan                200,000             9.4%            $2.12        12/19/08               $260,160
Thomas E. Chorman                 75,000             3.5%            $8.76        04/08/12               $411,308
Thomas E. Chorman                 35,000             1.6%            $6.44        08/21/12               $138,901
Thomas E. Chorman                100,000             4.7%            $2.61        12/05/08               $160,840
Thomas E. Chorman                100,000             4.7%            $2.61        12/05/08               $160,840
John V. Tunney                    50,000             2.3%            $8.76        04/08/12               $274,205
John V. Tunney                    20,000             0.9%            $6.44        08/21/12                $79,372
John V. Tunney                    50,000             2.3%            $2.12        12/19/08                $65,040
George L. Karpinski               10,000             0.5%            $8.76        04/08/12                $54,841
George L. Karpinski                5,000             0.2%            $6.44        08/21/12                $19,843
George L. Karpinski               10,000             0.5%            $2.10        12/18/08                $12,885
Peter W. Johnson                  25,000             1.2%            $8.76        04/08/12               $137,103
Peter W. Johnson                  35,000             1.6%            $6.44        08/21/12               $138,901
Theodore J. Kall                  12,500             0.6%            $8.76        04/08/12                $68,551

(1) Based on the Black-Scholes option price model. Assumptions included an expected life of three years, expected volatility of 97.66%, expected dividend yield of 0% and an average risk-free interest rate of 2.82%.

Aggregate Option Values

     The following table sets forth, as of December 29, 2002, the number of options for the Company's Common Stock and the value of the unexercised options held by the Named Executive Officers.

                   Aggregate Fiscal Year End Option/SAR Values

                                     Number of Securities Underlying
                                              Unexercised                      Value of Unexercised In-the-Money
                                    Options/SARs at Fiscal Year End            Options/SARs at Fiscal Year End (1)
                                  -----------------------------------          -----------------------------------
            Name                  Exercisable           Unexercisable          Exercisable           Unexercisable
-----------------------           -----------           -------------          -----------           -------------
Marshall S. Cogan                    612,800                979,200              $   -                  $120,000
Thomas E. Chorman                     20,000                390,000              $   -                  $ 22,000
John V. Tunney                        34,000                221,000              $   -                  $ 30,000
Virginia A. Kamsky (2)                 8,000                 32,000              $   -                  $      -
George L. Karpinski                   22,584                 48,300              $   -                  $  6,200
Theodore J. Kall                      26,400                      -              $   -                  $      -
Peter W. Johnson                           -                      -              $   -                  $      -

(1) As of December 29, 2002, the market value of the Company's Common Stock was $2.72 per share.

(2) Options for Ms. Kamsky were granted in consideration for her role as a director of the Company.

Equity Compensation Plan Information

     The following table summarizes information about the Foamex International Inc. 1993 Stock Option Plan and the Foamex International Inc. 2002 Stock Award Plan for Directors, Executive Officers and Key Employees. This information is as of December 29, 2002.

                                                                   Number of        Weighted      Number of Securities
                                                                 Securities to       Average      Available for Future
                                                                 be Issued Upon     Exercise      Issuance Under Equity
                                                                  Exercise of       Price of         Compensation Plans
                                                                  Outstanding      Outstanding    (Excluding Securities
                  Plan Category                                     Options         Options            Outstanding)
------------------------------------------------------           --------------    -----------    ---------------------
Equity compensation plans approved by stockholders                  4,528,650         $6.42             1,320,342
Equity compensation plans not approved by stockholders                      -           N/A                     -
                                                                    ---------         -----             ---------
Total                                                               4,528,650         $6.42             1,320,342
                                                                    =========         =====             =========

Pension Plans

     The Foamex L.P. Pension Plan (the "Retirement Plan") is a defined benefit pension plan that is qualified under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and in which executive officers are eligible to participate. During 2001, the Board of Directors approved the implementation of a non-qualified supplemental executive retirement plan (the "SERP") for Mr. Cogan, certain other Named Executive Officers, as well as several other senior executive officers of the Company. The SERP provides retirement benefits that supplement the retirement benefits provided under the Retirement Plan. The SERP provides retirement benefits that the Retirement Plan is unable to provide due to Internal Revenue Code limitations on pensionable earnings and benefits.

     The following table illustrates estimated annual benefits payable under the combined provisions of the Retirement Plan and the SERP for various compensation levels and periods of credited service, assuming present compensation rates at all points in the past and until Normal Retirement Date, as defined, and a constant Social Security Wage Base ($87,000 in 2003). The pension benefit amount is expressed as a life annuity with certain benefits continuing to the spouse, if applicable.

                               Pension Plans Table
                            Years of Credited Service

                                          10             15               20               25               30
                                       --------       --------          --------         --------         --------
$200,000                               $ 30,650       $ 45,975          $ 61,300         $ 76,625         $ 91,950
$300,000                                 48,150         72,225            96,300          120,375          144,450
$400,000                                 65,650         98,475           131,300          164,125          196,950
$500,000                                 83,150        124,725           166,300          207,875          249,450
$600,000                                100,650        150,975           201,300          251,625          301,950
$700,000                                118,150        177,225           236,300          295,375          354,450
$800,000                                135,650        203,475           271,300          339,125          406,950
$900,000                                153,150        229,725           306,300          382,875          459,450
$1,000,000                              170,650        255,975           341,300          426,625          511,950
$1,100,000                              188,150        282,225           376,300          470,375          564,450
$1,200,000                              205,650        308,475           411,300          514,125          616,950
$1,300,000                              223,150        334,725           446,300          557,875          669,450
$1,400,000                              240,650        360,975           481,300          601,625          721,950
$1,500,000                              258,150        387,225           516,300          645,375          774,450
$1,600,000                              275,650        413,475           551,300          689,125          826,950
$1,700,000                              293,150        439,725           586,300          732,875          879,450

     The Retirement Plan and SERP are career pay plans. The Retirement Plan formula is 1.25% of annual compensation up to the Social Security Wage Base and 1.75% of annual compensation in excess of the Social Security Wage Base, subject to a 2003 annual compensation limit of $200,000 (as adjusted to reflect cost of living increases). The SERP formula is the same as the Retirement Plan, but includes annual compensation, including bonuses, above the 2003 annual compensation limit of $200,000. Prior to September 1, 1994, the Retirement Plan was a final average pay plan, with retirement benefits based upon earnings for the five consecutive years within the last ten years, which yielded the highest average yearly salary ("Final Average Compensation"). Annual benefit calculations under the Retirement Plan for service prior to June 1, 1994, will be the years of credited service multiplied by the sum of 2.0% of Final Average Compensation and 0.4% of Final Average Compensation in excess of the average of the Social Security Wage Bases over the 35 year period ending with the year an employee reaches age 65 (such 35 year average referred to herein as the "Covered Compensation"). For service subsequent to May 31, 1994, but before September 1, 1994, annual benefit calculations will be the years of credited service multiplied by the sum of 1.1% of Final Average Compensation and 0.4% of Final Average Compensation in excess of Covered Compensation. The actuarially determined cost of providing benefits under the Retirement Plan is provided by the Company. The participants are neither required nor permitted to make contributions.

     The estimated annual benefits under the Retirement Plan and SERP payable on retirement at normal retirement age, or immediately if the individual has reached normal retirement age, for each of the Named Executive Officers in the Summary Compensation Table and that were employees at April 18, 2003 are as follows: Mr. Cogan, $212,359; Mr. Chorman $241,071; Mr. Tunney $14,031; and Mr. Karpinski, $85,251. These amounts assume the employees continue their employment with the Company at present salary and estimated annual bonuses until normal retirement age. The Named Executive Officers in the Summary Compensation Table who were employees at April 18, 2003 had been credited with years of service under the Retirement Plan as follows: Mr. Cogan, 9.83 years; Mr. Chorman, 1.33 years; Mr. Tunney, 1.33 years; and Mr. Karpinski, 19.17 years.

     During 2001, the Board of Directors authorized the Company to enter into "split dollar" life insurance arrangements with Mr. Cogan and certain other Named Executive Officers, as well as several other senior executive officers of the Company. The covered executives will receive lifetime benefits and/or death benefit protection and the Company expects to recover its premium payments (without interest) following the death of each of the covered executives. The Sarbanes-Oxley Act of 2002 has effectively restricted the use of certain split dollar arrangements and provided limited relief for certain historical arrangements. The Company has suspended making contributions to the split dollar life insurance program as it relates to Mr. Cogan until the scope of the restrictions and grandfathering has become clearer; the Company will continue to monitor the developing law concerning split dollar premiums of this nature, and if necessary, modify or replace this aspect of Mr. Cogan's compensation program as appropriate.

IRS Limitations

     Under the Internal Revenue Code, a participant's compensation in excess of $200,000 (as adjusted to reflect cost of living increases) is disregarded for purposes of determining pension benefits. Benefits accrued for plan years prior to 1994 on the basis of certain compensation in excess of the annual compensation limit are preserved. In addition, as required by law, the maximum annual pension payable to a participant under a qualified pension plan in 2002 was $160,000, in the form of a qualified joint and survivor annuity, although certain benefits are not subject to such limitation. Such limits have been included in the calculation of estimated annual benefit amounts listed above for each of the Named Executive Officers. In 2001, the Company adopted the SERP described above which is a non-qualified defined benefit plan designated to provide payments in excess of limits imposed by the Internal Revenue Service.

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate filings by reference, including this Proxy Statement, in whole or in part, the following Report of the Compensation and Organization Committee on Executive Compensation and the Performance Graph shall not be incorporated by reference into any such filings.

              REPORT OF THE COMPENSATION AND ORGANIZATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

     The Compensation and Organization Committee's responsibilities include establishing the Company's policies governing the compensation of executive officers and other key employees of the Company. The Compensation and Organization Committee (the "Compensation Committee") approves all elements of compensation for executive officers and certain other key employees of the Company.

     Executive Compensation The Company's compensation program consists of base salary, incentive programs, stock options and employee benefits. The goal of the Company's compensation program is to motivate and reward its executive officers and other key employees to improve long-term stockholder value and to attract and retain the highest quality executive and key employee talent available. The Company's executive compensation program is designed to align executive compensation practices with increasing the value of the Company's Common Stock and to foster adherence to, and promotion of, the Company's business mission, values, strategic goals and annual objectives. The compensation levels for certain Named Executive Officers of the Company are determined pursuant to the terms of their respective employment agreements. See "Compensation of Executive Officers". The compensation levels for the other Named Executive Officers were determined pursuant to the criteria set forth below.

     The Compensation Committee annually reviews salary increases for the current year and incentive payments to be made in connection with the previous year's performance. The Compensation Committee will consider an executive's scope of responsibilities, level of experience, individual performance and attainment of pre-established goals as well as the Company's business plan and general economic factors. In making its decisions, and to maintain the desired levels of competitiveness and congruity with the Company's long-term performance goals, the Compensation Committee will receive input from the Company's senior management and, as appropriate, its outside compensation consultant, Mercer Human Resource Consulting.

     Base Salary The salary levels for executive officers and key employees are determined by such officer's or key employee's level of job responsibility and experience, job performance and attainment of pre-established goals. Additional consideration is given to salaries for a comparable position within the industry and the Company's ability to pay.

     Bonus The Foamex International Inc. Salaried Employee Incentive Bonus Plan (the "Bonus Plan") is administered by the Compensation Committee and provides for performance based bonuses for executives who are "covered employees" under
Section 162(m) of the Internal Revenue Code and for other key employees who are selected by the Compensation Committee for participation in the Bonus Plan. In addition, the Compensation Committee may award discretionary bonuses outside the Bonus Plan to executive officers who are "covered employees" under Section 162(m) and to other key employees of the Company.

     Under the Bonus Plan, the Compensation Committee determines specific annual "performance goals" that are applicable to each covered employee and key employee who is eligible to participate in the Bonus Plan. For 2002, the performance goals were based on the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA") and the amount of the Company's net debt reduction.

     The Compensation Committee determined that the performance goals it had established for 2002 had not been achieved. Consequently, no bonuses were paid under the Bonus Plan for 2002.

     Following the completion of the Company's offering of $300 million of senior secured notes in March 2002 (the "Refinancing"), the Compensation Committee decided to pay discretionary one-time bonuses to certain key employees who had contributed to the success of the Refinancing. These special bonuses were paid in April 2002 to 18 employees in recognition of their efforts in connection with this significant transaction. In July 2002, the Committee, with the assistance of a nationally recognized executive compensation consulting firm, reviewed matters relating to the compensation of the Company's Chairman, and determined to award him a bonus of $750,000, together with options to purchase 210,000 shares of Common Stock in recognition of his contribution to the Company's recent achievements in connection with the Refinancing as well as his work on several ongoing projects.

     Options The Compensation Committee believes that the interests of senior management must be closely aligned with those of the stockholders. Long-term incentives in the form of stock options provide a vehicle to reward executive officers and other key employees only if there is an increase in stockholder value. Stock options are granted on a discretionary basis within a guideline range that takes into account the position and responsibilities of executive officers and key employees of the Company whose contributions and skills are important to the long-term success of the Company. Stock options to purchase Common Stock, with a maximum term of ten years, providing long-term incentives may be granted to executive officers or key employees of the Company.

     In 2002, the Compensation Committee granted 2,130,293 options to purchase Common Stock to executive officers and key employees of the Company pursuant to the 1993 Stock Option Plan and the Foamex International Inc. 2002 Stock Award Plan. Options granted in 2002 included (i) 210,000 options with a three-year pro-rata vesting period and a ten-year term, (ii) 270,500 options with a five-year vesting period and a ten-year term with accelerated vesting depending on the average closing price of the Common Stock, (iii) 100,000 options with a three-year pro-rata vesting period and a six-year term, (iv) 756,250 options with a five-year vesting period and a six-year term with accelerated vesting provisions depending on the achievement of certain financial goals in fiscal 2003, as defined, and (v) the remaining options were granted with a five-year pro-rata vesting period and a ten-year term.

     Chief Executive Officer Mr. Chorman received a base salary of $417,373 in 2002 pursuant to the terms of his employment agreement and bonus of $175,000 in connection with the Refinancing described above. For more information, see "Compensation of Executive Officers - Employment Agreements".

     Change of Control Agreement for Certain Executive Officers In December 2002, the Compensation Committee authorized the Company to enter into Change of Control Agreements with certain of its executive officers. In the event that any of the executive officers are terminated without Cause (as defined in the agreement) within 12 months of a Change of Control (as defined in the agreement), each respectively is entitled to receive either two or three years' of salary, bonus and fringe benefits depending on the particular executive officer. Any stock options previously granted to the executive officer immediately become fully vested and exercisable effective immediately prior to the Change of Control (as defined in the agreement). The agreement also provided that if any payment or distribution to or for the benefit of the applicable executive officer would be subject to excise tax under Section 4999 of the Internal Revenue Code or any similar state or local taxes, then the executive officer is entitled to receive a gross-up payment in respect to such taxes.

     Policy Regarding Qualifying Compensation Section 162(m) of the Internal Revenue Code generally limits to $1,000,000 the tax-deductible remuneration paid to the chief executive officer and the four other most highly compensated executive officers of a publicly-held corporation, unless the compensation paid to such officers qualifies as "performance-based compensation" within the meaning of Section 162(m) of the Code. The Compensation Committee believes that it is generally in the Company's best interests to attempt to structure compensation, including stock option grants and annual bonuses, to executive officers who may be subject to Section 162(m) in a manner that satisfies the definition of "performance-based compensation" under Section 162(m) of the Code. However, the Compensation Committee has expressly reserved the authority to award non-deductible compensation if it determines that awarding such compensation is in the best interests of the Company and its stockholders.

COMPENSATION AND ORGANIZATION COMMITTEE

April 25, 2003

Luis J. Echarte, Chair
Julie Nixon Eisenhower
Robert J. Hay
Stuart J. Hershon

  COMPENSATION AND ORGANIZATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation and Organization Committee is comprised entirely of non-employee directors. The Company is not aware of any executive officers of the Company who have served on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on the Company's Board of Directors and/or Compensation and Organization Committee. See "Certain Relationships and Related Transactions - Employment Agreement - Ms. Kamsky" for a discussion of certain transactions between the Company and Ms. Kamsky, who served as a member of the Compensation and Organization Committee during part of 2002 prior to her appointment as an executive officer of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following is a summary of material transactions between the Company and our affiliates entered into or continuing since January 1, 2002. Payments to affiliates by Foamex L.P., the Company's principal operating subsidiary, and its subsidiaries in connection with any of these transactions are governed by the provisions of the indentures for Foamex L.P.'s public debt securities, which generally provide that these transactions be on terms comparable to those generally available in equivalent transactions with third parties.

Foamex Credit Facility Agent Bank

     The Bank of Nova Scotia is an agent and lender under Foamex L.P.'s senior secured credit facilities and acted as fixed rate payor and syndicated risk participations in certain interest rate swap transactions entered into and unwound by the Company in 2002. The Bank of Nova Scotia is an affiliate of Scotia Capital (USA) Inc., an initial purchaser of Foamex L.P.'s 10 3/4% Senior Secured Notes due 2009 that were issued on March 25, 2002. The Bank of Nova Scotia and/or its affiliates received customary compensation for their services. As of April 18, 2003, The Bank of Nova Scotia and its affiliates, beneficially owned 5,750,426 of the outstanding shares of the Company's Common Stock, and all 15,000 outstanding shares of the Company's Series B Preferred Stock (convertible into an additional 1,500,000 shares of Common Stock) that were transferred to The Bank of Nova Scotia, or its affiliates, in connection with the bankruptcy of Trace.

Employment Agreement--Ms. Kamsky

     Effective July 22, 2002, Virginia A. Kamsky entered into an employment agreement with the Company pursuant to which she was elected an Executive Vice President of the Company and Chairman and Chief Executive Officer of Symphonex Inc., a proposed subsidiary of Foamex L.P. Ms. Kamsky resigned from these positions effective as of February 5, 2003 and is no longer employed by the Company. For additional information, see "Compensation of Executive Officers - Former Employees".

Consulting Services--Ms. Kamsky

     Virginia A. Kamsky, a director of the Company, is the Chief Executive Officer of KAI. During fiscal 2002, KAI performed certain consulting services for the Company related to the Company's initiatives to develop business opportunities in the Asia-Pacific rim, including certain opportunities in China, South Korea, and Australia, and to identify alternative global suppliers for the Company's raw material needs. The Company paid KAI a total of approximately $455,000 in fiscal 2002.

Consulting Services--Mr. Mabus

     Under a consulting agreement, dated August 8, 2002, between the Company and Raymond E. Mabus, Jr., Mr. Mabus performs consulting services to the Company, in connection with potential strategic business opportunities in Asia and the Pacific Rim. The consulting agreement is for an initial three-year term and is renewable automatically for successive one year terms. Under the consulting agreement, Mr. Mabus is paid $150,000 per year, payable in monthly installments, in addition to reimbursement for expenses incurred in connection with providing the consulting services. In fiscal year 2002, Mr. Mabus received $62,500, a pro-rated share of his compensation, pursuant to the terms of the consulting agreement.

Consulting Services--Mr. Hay

     Under a consulting agreement, dated April 24, 2001, between the Company and Robert J. Hay, Mr. Hay performs consulting services and advises on business and manufacturing initiatives for the Company's joint venture in Asia. The consulting agreement is for an initial two-year term and is renewable automatically for successive one-year terms. Under the consulting agreement, Mr. Hay receives a fee of $5,000 per month in addition to reimbursement for expenses incurred in connection with providing the consulting services.

Foamex Asia--Mr. Tunney

     Concurrent with certain modifications to the ownership structure and corporate governance of the Company's equity interest in Foamex Asia during 2001, Mr. Tunney received a $200,000 loan from Foamex Asia. The loan was evidenced by a 20-year non-recourse promissory note bearing interest at 4% per annum, secured by Mr. Tunney's 5% interest in the value of the Company's equity interest in Foamex Asia. The Company has guaranteed Mr. Tunney's obligation to Foamex Asia. Foamex Asia also paid Mr. Tunney a bonus of $60,000 in 2002 for services provided to Foamex Asia.

Legal Services--Mr. Culver

     The law firm of Arent Fox Kintner Plotkin & Kahn, PLLC provided legal services to the Company on several matters in 2002. Mr. John C. Culver, a director of the Company until December 31, 2002, is Counsel to the law firm.

Litigation

     Trace International Holdings, Inc. ("Trace") formerly owned approximately 46% of the outstanding Common Stock of the Company. Marshall S. Cogan, the Chairman of the Company, was the principal stockholder, Chairman or Co-Chairman of the Board and Chief Executive Officer of Trace from 1974 until 2000.

     On July 21, 1999, Trace filed a petition under Chapter 11 for relief under the United States Bankruptcy Code. On January 24, 2000, the Trace bankruptcy became a liquidation proceeding under Chapter 7 of the Bankruptcy Code and a trustee was appointed to oversee the liquidation of Trace assets.

     The Bankruptcy Trustee in the Trace bankruptcy proceedings has asserted a number of claims against Mr. Cogan. No claims against Mr. Cogan involve the Company or its subsidiaries. The Trustee seeks recovery against Mr. Cogan on promissory notes Mr. Cogan allegedly owes to Trace, and asserts that certain transactions involving Mr. Cogan and other directors violated such persons' fiduciary duties to Trace and constituted unlawful self-dealing and fraudulent conveyances. Mr. Cogan is vigorously disputing these claims, and has asserted various defenses to them. In October 2001, the court granted the Trustee's partial summary judgment motion with respect to the promissory note claim, and ruled against Mr. Cogan on certain of the set-off claims. In May 2002, the court granted the Trustee's partial summary judgment motion by dismissing three other of Mr. Cogan's claimed offsets. The court also ruled that a fourth claimed offset provided a triable issue of fact and therefore denied the Trustee's motion with respect to that offset. In a separate ruling, the court fixed the amount of the October 2001 judgment against Mr. Cogan. Although the court previously stayed the judgment on the condition that Mr. Cogan pay the judgment amount into the court or provide a bond in that amount, the stay is no longer in effect. Mr. Cogan filed an appeal of that judgment which was denied. The trial on all matters recently was completed and a decision is expected in 2003.

Technology Sharing Arrangements

     In December 1992, Foamex L.P., Recticel s.a., an indirect stockholder of the Company, and Beamech Group Limited ("Beamech"), an unaffiliated third party, formed a Swiss corporation, Prefoam AG, to develop new manufacturing technology for the production of polyurethane foam. Each of Foamex L.P., Recticel s.a. and Beamech contributed or caused to be contributed to such corporation a combination of cash and technology valued at $1.5 million, $3.0 million and $1.5 million, respectively, for a 25%, 50% and 25% interest, respectively, in the corporation. Foamex L.P., Recticel s.a. and their affiliates have been granted a royalty-free license to use certain technology, and it is expected that the corporation will license use of such technology to other foam producers in exchange for royalty payments. Foamex L.P. and Recticel s.a. have exchanged know-how, trade secrets, engineering and other data, designs, specifications, chemical formulations, technical information and drawings which are necessary or useful for the manufacturing, use or sale of foam products. The Company anticipates that Foamex L.P. will continue to do so in the future.

                      RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors, upon recommendation of the Audit Committee, has appointed the firm of Deloitte & Touche LLP as independent auditors of the Company for 2003. Deloitte & Touche LLP has examined the accounts of the Company since 2001. If the stockholders do not ratify this appointment, the Audit Committee will consider other independent auditors. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will be available to respond to appropriate questions and will have the opportunity to make a statement if they so desire. Information concerning Deloitte & Touche LLP is included in Appendix B.

     The Board of Directors unanimously recommends a vote "FOR" ratification of the appointment of Deloitte & Touche LLP as independent auditors.

                          SHARE INVESTMENT PERFORMANCE

     The following graph compares the cumulative total stockholder returns on the Common Stock based on an investment of $100 on December 31, 1997, after the close of the market on (i) December 31, 1998; (ii) December 31, 1999; (iii) December 31, 2000; (iv) December 31, 2001; and (v) December 31, 2002, against the Standard & Poor's Index ("S&P 500") and an industry peer group consisting of the following companies: Armstrong Holdings, Inc., Leggett & Platt, Inc. and Sealed Air Corporation.

(Data below represents a line graph in the printed document)

                                                     Weighted Cumulative Total Return *
                                 ----------------------------------------------------------------------
                                   12/97        12/98      12/99         12/00       12/01      12/02
                                                                (Dollars)
FOAMEX INTERNATIONAL INC.          100.00       114.25      76.75         49.62       74.78      29.17
PEER GROUP                         100.00       128.58     155.64        141.46      124.65      97.10
S & P 500                          100.00        92.62      84.16         54.92       70.62      66.80

* $100 invested on 12/31/97 in stock or index-including reinvestment of dividends.

       FILINGS UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires executive officers and directors, and persons who beneficially own more than 10% of the Company's stock, to file initial reports of ownership and reports of changes of ownership with the SEC and the NASDAQ National Market System, Inc. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of such forms furnished to the Company and written representations from the executive officers, directors and greater than 10% beneficial owners, the Company believes that all
Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% owners were complied with.

                         STOCKHOLDER PROPOSALS FOR 2004

     Any proposals intended to be presented to stockholders at the Company's 2004 Annual Meeting of Stockholders must be received by the Company for inclusion in the Proxy Statement for such Annual Meeting by December 23, 2003. Such proposals must also meet other requirements of the rules of the SEC relating to stockholders' proposals and the requirements set forth in the Company's By-Laws.

     Pursuant to the By-Laws, stockholders proposing business, including nominees to the Board of Directors, to be brought before the Annual Meeting must deliver written notice thereof to the Secretary of the Company not later than the close of business on the tenth day following the date on which the Company first makes public disclosure of the date of the annual meeting. The stockholder's notice must contain a brief description of the business and reasons for conducting the business at an annual meeting, the name and address of the stockholder making the proposal, and any material interest of the stockholder in the business. The stockholder is also required to furnish a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to propose such business.

                                 OTHER BUSINESS

     It is not anticipated that there will be presented to the Annual Meeting any business other than the election of directors and the proposals described herein, and the Board of Directors was not aware, a reasonable time before this solicitation of proxies, of any other matters which might properly be presented for action at the meeting. If any other business should come before the Annual Meeting, the persons named on the enclosed proxy card will have discretionary authority to vote all proxies in accordance with their best judgment.

     Proxies in the form enclosed are solicited by or on behalf of the Board of Directors. The cost of this solicitation will be borne by the Company. In addition to the solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally, or by telephone or otherwise. In addition, arrangements will be made with brokerage houses and other custodian, nominees and fiduciaries to forward proxies and proxy material to their principals, and the Company will reimburse them for their expenses in forwarding soliciting materials, which are not expected to exceed $5,000. The Company has agreed to engage Mellon Investor Services LLC for $6,000 plus expenses, to assist in soliciting proxies.

     It is important the proxies be returned promptly. Therefore, stockholders are urged to sign, date and return the enclosed proxy card in the accompanying stamped and addressed envelope, or vote by telephone or the Internet, according the instructions on the enclosed proxy card.

                                           By Order of the Board of Directors


                                           /s/ Gregory J. Christian

                                           Gregory J. Christian
                                           April 25, 2003

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate filings by reference, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

                                   APPENDIX A

                             AUDIT COMMITTEE REPORT

     The Audit Committee is responsible for oversight of the Company's financial reporting process on behalf of the Board of Directors. Management is responsible for preparing the Company's consolidated financial statements in accordance with generally accepted accounting principles and establishing and maintaining the system of internal controls. The independent accountants are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. A copy of the revised Audit Committee Charter, recently adopted by the Company's Board of Directors, is attached as Appendix C.

     In this  context,  the Audit  Committee  has  reviewed and  discussed  with management and its independent auditors the Company's audited financial statements for the years ended December 29, 2002, December 31, 2001 and December 31, 2000. The Audit Committee had 10 meetings during fiscal 2002. The Audit Committee has discussed with the Company's internal and independent auditors, with and without management present, their evaluations of the Company's internal accounting controls and the quality of financial reporting and their recommendations regarding same. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as amended (including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditors their independence from the Company and its management, including the matters in those written disclosures.

     Relying on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Company's audited financial statements for the three years ended December 29, 2002 be included in the Company's Annual Report on Form 10-K for the year ended December 29, 2002, for filing with the Securities and Exchange Commission.

     Members of the Audit Committee

     S. Dennis N. Belcher, Chair
     Robert J. Hay
     Luis J. Echarte

                                   APPENDIX B

                       INDEPENDENT AUDITORS FEE DISCLOSURE

                                        2001                     2002
                                   ---------------         --------------

     Audit Fees                    $ 3,807,000 (a)         $ 3,964,000 (a)

     Audit-Related Fees              5,287,000 (b)           3,872,000 (b)

     Tax Fees *                         25,000                 210,000

     All Other Fees *                1,165,000 (c)           3,303,000
                                   -----------             -----------
     Total Fees                    $10,284,000             $11,349,000
                                   ===========             ===========

(a) Audit fees include the examination of the Company's financial statements as of and for the years ended December 31, 2001 and December 29, 2002 and the performance of quarterly reviews for 2001 and 2002.

(b) Audit-related fees include an audit of the Company's financial statements as of and for the nine-month period ended September 30, 2001, audit procedures related to the Symphonex Inc. proposed initial public offering, assistance with certain regulatory filings including the Registration Statement on Form S-4 of Foamex L.P., audits of employee benefit plans and consultations on the application of GAAP.

(c) All other fees in 2002 includes $2,639,000 of financial information systems design and implementation fees.

* The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

                        CHANGE IN INDEPENDENT ACCOUNTANTS

     On June 29, 2001, the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K reporting the adjournment of the Annual Meeting and resignation of the independent accountants, as reported in a press release on June 28, 2001. On July 6, 2001, the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K/A that included the required disclosures concerning the resignation of the independent accountants. Disclosures included in the Form 8-K/A are included below.

     On June 28, 2001, Foamex International Inc. (the "Company") was informed by its independent accountant, PricewaterhouseCoopers LLP ("PwC") that it resigned, effective immediately.

     Except as described in the following three paragraphs, the reports of PwC on the financial statements for the past two fiscal years contained no adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope, or accounting principles:

     For the year ended December 31, 2000, the Report of Independent Accountants, dated March 30, 2001, included an explanatory paragraph regarding the Company's financial debt covenants, with which the Company must comply on a quarterly basis.

     For  the  year  ended   December  31,  1999,   the  Report  of  Independent
Accountants, dated March 10, 2000, was modified as to the existence of substantial doubt about the Company's ability to continue as a going concern.

     For the year ended December 31, 1999, the Report of Independent Accountants, dated March 10, 2000, was also modified to indicate that PwC was unable to review the quarterly data within the year ended December 31, 1998, in accordance with standards established by the American Institute of Certified Public Accountants.

     The  Company  has   authorized  PwC  to  respond  fully  to  any  successor
independent accounting firm regarding PwC's audit of the Company's financial statements, the reportable events discussed below and PwC's resignation.

     In connection with its audits for the two most recent fiscal years and through June 28, 2001, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their report on the financial statements for such years.

     During the two most recent fiscal years and through June 28, 2001, there have been no reportable events, except as disclosed below (as defined in Regulation S-K Item 304(a)(1)(v)):

     On August 5, 1999, PwC informed the Audit Committee that as stated in its letter dated August 2, 1999, PwC was unable to and did not complete timely reviews of the Company's interim financial statements for the first and second calendar quarters of the year ended December 31, 1999, or for the first six month period then ended because it believed that the Company's internal controls for the preparation of interim financial information, did not provide an adequate basis to enable it to complete such reviews. For the same reason, PwC also did not complete a timely review of the Company's interim financial statements for the third calendar quarter of the year ended December 31, 1999, or for the nine month period then ended.

     On August 5, 1999, PwC also reiterated to the Audit Committee that the Company conduct a thorough review of its internal controls. PwC's letter dated August 2, 1999, which was also discussed with the Audit Committee on August 5, 1999, set forth PwC's views on the principal aspects of the control review and its continued view of the importance and urgency that the Company must act to improve its controls. Accordingly, the Company initiated a comprehensive internal control review, which was conducted by the internal audit department of the Company. Following completion of the internal control review, corrective actions were initiated in the fourth quarter of 1999. A follow-up review was conducted in the third quarter of 2000.

     For the year ended December 31, 1999, PwC issued to the Audit Committee a Report to Management, dated May 24, 2000. The Report to Management included the following:

o The need for significant improvement in the control environment at the Company's Mexican operations.
o The need for standardized reporting practices of foreign operations to the Company's corporate accounting department.
o The need for comprehensive analysis of the financial results of the Company on a quarterly basis.
o Improved inventory reporting, including increased utilization of automated systems.
o An information technology ("IT") steering committee should be established to develop a comprehensive IT strategy, including an enterprise-wide security program.

     In February and March 2001, PwC reported to the Audit Committee the following for the year ended December 31, 2000:

o The role of the Executive Committee of the Board of Directors was not clearly defined and minutes of its meetings were not prepared.
o Executive management did not have oversight responsibility for foreign operations.
o The Chief Financial Officer position was not permanently filled for an extended period.
o The Asian joint venture operations of the Company require significant improvement in the timeliness of the reporting process.
o    The financial closing, reporting and analysis process needs improvement.
o The accounting staff requires additional professional development and consideration should be given to additional staffing.
o    Financial reporting and related support systems need to be upgraded.

     The Company requested that PwC provide a letter addressed to the SEC stating whether or not PwC agrees with the above statements. A copy of the letter, dated July 6, 2001, is included below.

-------------------------------------------------------------------------------

July 6, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Foamex International Inc., Foamex L.P., and Foamex Capital Corporation ("Companies") (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K/A as part of the Companies' Form 8-K/A report dated June 28, 2001. We agree with the statements concerning our Firm in such Form 8-K/A.

Very truly yours,

PricewaterhouseCoopers LLP

                                   APPENDIX C

                            FOAMEX INTERNATIONAL INC.

                         CHARTER OF THE AUDIT COMMITTEE


     I. Purpose and Power

     The Audit Committee (the "Committee") of Foamex International Inc. (the "Company") has been established by the Board of Directors (the "Board") to assist the Board in discharging and performing its duties and responsibilities with respect to the financial affairs of the Company and its subsidiaries, affiliates and related parties (collectively, the "Group"), including the exercise of oversight with respect to:

o The identification, assessment and management of financial risks and uncertainties.

o    The continuous improvement in financial systems.

o    The integrity of financial statements and financial disclosures.

o    The compliance with legal and regulatory requirements.

o    The  qualifications,   independence  and  performance  of  the  independent
     accountants.

o    The   capabilities,   resources  and  performance  of  the  internal  audit
     department.

o The full and open communication with and among the independent accountants, management, counsel, employees, the Committee and the Board.

     The Committee has the right to exercise any and all power and authority of the Board with respect to matters within the scope of this Charter, subject to the ultimate power and authority of the Board.

     The Committee has the authority to conduct any and all investigations necessary or appropriate, to contact directly the independent accountants and other employees and advisors and require them to provide any and all information and advice it deems necessary or appropriate, and to retain legal, accounting or other advisors it deems necessary or appropriate.

     The Committee has the authority to set aside for payment, pay and direct the payment of the independent accountants for their reviews and audits of financial statements and all other services as well as such legal, accounting and other advisors.

     The independent accountants shall report directly to the Committee, and shall be accountable to the Committee and the Board, for their reviews and audits of financial statements and all other services.

II.  Composition

     The Committee shall be comprised of that number of directors (but not less than three) as may be determined from time to time by the Board. Each member of the Committee shall satisfy the independence, financial literacy and experience requirements of Section 10A of the Securities Exchange Act of 1934 and the rules promulgated thereunder, NASDAQ and any other applicable regulatory requirements, including, but not limited to, the requirements that a member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board, (i) accept any consulting, advisory or other compensatory fee from the Group or (ii) be affiliated with the Group.

III. Meetings

     The Committee shall meet in regular sessions at least four times annually, and may meet more frequently as circumstances warrant. Committee members are expected to attend meetings and to spend the time needed to properly discharge their responsibilities.

     The Committee shall meet periodically, but not less than annually, with management, the General Counsel and the independent accountants in separate executive sessions to discuss any matters that the Committee or any of them believe should be discussed privately.

     A majority of the members of the Committee shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which there is a quorum shall be the act of the Committee.

IV.  Procedures

     The Committee shall determine its meeting schedule, the agenda for each meeting, the information to be provided to it before or at each meeting and all other matters relating to the conduct of its meetings and other activities.

     Prior to each meeting, an agenda for the meeting shall be distributed to each Committee member. Each Committee member is free to raise at any meetings subjects that are not on the agenda for that meeting.

     Information that is important to understanding the business to be conducted at a meeting should generally be distributed to the Committee members three days (or, if that is not feasible, as soon as practicable) before the meeting, and Committee members should review these materials before the meeting.

     It is the opinion of the Board that, subject to Section V below, the activities and procedures of the Committee should remain flexible so that it may appropriately respond to changing circumstances.

V.   Primary Activities

     Without limiting the scope of the preceding provisions of this Charter, the Committee shall:

     Corporate Governance

1. Report on its meetings, proceedings and other activities at each regularly scheduled meeting of the Board, to the extent appropriate.

2. Review and reassess the adequacy of this Charter at least annually. Submit changes to this Charter to the Board for approval.

3. Review all transactions with affiliates, related parties, directors and executive officers other than transactions with majority owned subsidiaries unless the minority owner is an affiliate. The Committee must review and approve any proposed related party agreement that requires payment or other transactions by or to the Company in excess of $250,000 that has not been otherwise approved by the Compensation Committee of the Board of Directors.

4. Review the procedures for the receipt and retention of, and the response to, complaints received regarding accounting, internal control or auditing matters.

5.   Review the  procedures  for the  confidential  and anonymous  submission by
     employees  of  concerns  regarding  questionable   accounting  or  auditing
     matters.

     Public Reporting

6. Review, prior to filing, all annual reports on Form 10-K and all quarterly reports on Form 10-Q, to be filed with the U. S. Securities and Exchange Commission (the "SEC"). Discuss with management and the independent accountants, where practicable, prior to filing, the financial statements (including the notes thereto) and the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations".

7. Review the Company's regular and special earnings releases and consider whether they are clear and understandable and fully disclose all information that is relevant to investors in forming a full and accurate picture of the Company's financial condition and prospects.

8. Prepare the report required by the SEC to be included in the Company's annual proxy statement and any other reports of the Committee required by applicable securities laws or stock exchange listing requirements or rules.

     Independent Accountants

9. Select, retain, evaluate, compensate and, as appropriate, terminate and replace the independent accountants (and the Committee shall have the sole authority to take any such action).

10. Obtain and review, at least once annually, a report by the independent accountants describing (i) their internal quality control procedures, (ii) any material issues raised by the most recent internal quality control review or peer review or by any inquiry or investigation by any governmental or professional authority within the preceding five years, in each case with respect to one or more independent audits carried out by them, (iii) all material steps taken to deal with any such issues and (iv) all relationships between them and the Group.

11. Review annually the independence of the independent accountants by (i) receiving from the independent accountants a formal written statement delineating all relationships between the independent accountants and the Group in accordance with ISB No. 1, (ii) discuss with the independent accountants all disclosed relationships between the independent accountants and the Group and all other disclosed relationships that may impact the objectivity and independence of the independent accountants and (iii) discussing with management its evaluation of the independence of the independent accountants.

12. Obtain from the independent accountants assurance that the lead audit partner and the audit partner responsible for reviewing the audit have been and will be rotated at least once every five years and each other audit partner has been and will be rotated at least once every seven years, in each case, in accordance with Section 10A of the Securities Exchange Act of 1934 and the rules promulgated thereunder.

13.  Review and  approve,  prior to  commencement,  all audit,  review or attest services (including comfort letters in connection with securities underwritings and tax services) and all non-audit services to be provided by the independent accountants as permitted by Section 10A of the Securities Exchange Act of 1934 and the rules promulgated thereunder, and, in connection therewith, the terms of engagement. The Committee may designate one member to approve such non-audit services, but that member must inform the Committee of the approval at the next meeting of the Committee. All such approvals and procedures must be disclosed in periodic reports filed with the SEC.

14. Review and approve all compensation to the independent accountants for all audit and non-audit services.

15. Review regularly with the independent accountants any audit problems or difficulties and management's response, including restrictions on the scope of activities of the independent accountants or access by the independent accountants to requested information, and significant disagreements between the independent accountants and management.

16. Present conclusions with respect to the independent accountants to the Board.

     Internal Audit Function and Internal Controls

17. Review, based upon the recommendation of the independent auditors and the chief internal auditor, the scope and plan of the work to be done by the internal audit group and the responsibilities, budget and staffing needs of the internal audit group.

18. Review and approve the appointment, performance and replacement of the Company's chief internal auditor.

19.  Review on an annual basis the performance of the internal audit group.

20. In consultation with the independent auditors and the internal audit group, review the adequacy of the Company's internal control structure and procedures designed to insure compliance with laws and regulations, and any special audit steps adopted in light of material deficiencies and controls.

21. Review (i) the internal control report prepared by management, including management's assessment of the effectiveness of the design and operation of the Company's internal control structure and procedures for financial reporting, as well as the Company's disclosure controls and procedures, with respect to each annual and quarterly report that the Company is required to file under the Securities Exchange Act of 1934 and (ii) the independent auditors' attestation, and report, on the assessment made by management.

     Audits and Accounting

22. Review with the independent accountants annually the plan, scope, staffing and timing of their audit.

23. After completion of the audit of the financial statements, review with management and the independent accountants the audit report, the management letter relating to the audit report, all significant questions (resolved or unresolved) that arose and all significant difficulties that were encountered during the audit, the disposition of all audit adjustments identified by the independent accountants, all significant financial reporting issues encountered and judgments made during the course of the audit (including the effect of different assumptions and estimates on the financial statements) and the cooperation afforded or limitations (including restrictions on scope or access), if any, imposed by management on the conduct of the audit.

24.  Review with management and the independent accountants,  at least annually,
     (i) all critical accounting policies and practices, (ii) all significant accounting estimates, (iii) all significant off balance sheet financing arrangements and their effect on the financial statements, (iv) all significant valuation allowances and liability, restructuring and other reserves, (v) the effect of regulatory and accounting initiatives, and (vi) the adequacy of financial reporting.

25. Review with management and the independent accountants all reports delivered by the independent accountants in accordance with Section 10A(k) of the Securities Exchange Act of 1934 with respect to critical accounting policies and practices used, alternative treatments of financial information available under GAAP and other written communications (including letters under SAS No. 50) between the independent accountants and management, together with their ramifications and the preferred treatment by the independent accountants.

26. Review all items required to be communicated by the independent accountants in accordance with SAS No. 61.

27. Review with management and the independent accountants at least once annually all correspondence with regulatory authorities and all employee complaints or published reports that raise material issues regarding the financial statements or accounting policies.

     Risk Assessment

28. Review with management and the independent accountants market, operational and financial risk assessment and management policies and practices, including related corporate approval requirements and internal auditing systems and initiatives to minimize such risks.

29. Review with the General Counsel all legal matters that may have a significant impact on financial condition or performance.

30. Review contingencies which could reasonably be expected to have significant impact on financial performance or condition.

     Other

31. Review and approve (a) any amendment or waiver in the Company's code of ethics for the chief executive officer or senior financial officers and (b) any public disclosure made regarding such amendment or waiver.

32. Review policies for hiring of current or former partners, principals, shareholders or professional employees of the independent accountants who were engaged on the Company's account.

33. Perform any other activities consistent with this Charter as the Committee or the Board of Directors deems necessary or appropriate.

     VI. Limitations.

     Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

Adopted:   April 10, 2003

                           FOAMEX INTERNATIONAL INC.

   PROXY FOR THE ANNUAL MEETING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes all prior proxies and appoints Robert J. Hay, Thomas E. Chorman and Gregory J. Christian, and each of them, as proxies with full power of substitution, to vote on behalf of the undersigned the same number of shares of Foamex International Inc. Common Stock which the undersigned is then entitled to vote, at the Annual Meeting of Stockholders to be held on May 23, 2003 at 10:00 a.m., at the Sheraton Suites Hotel, 422 Delaware Avenue, Wilmington, Delaware 19801, and at any adjournments thereof, on any matter properly coming before the meeting, and specifically the following:

      The proxy will be voted as specified. If no specification is made, it will be voted for proposals 1 and 2.

                          (Continued on reverse side)

________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________



________________________________________________________________________________


--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                                                                Please
                                                                Mark Here
                                                                for Address  |_|
                                                                Change or
                                                                Comments
                                                                SEE REVERSE SIDE

1. To elect nine directors to serve until the 2004 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

                FOR all nominees          WITHHOLD authority
                listed (except as           to vote for all
                  marked to the                 nominees
                    contrary)                listed below

                       |_|                        |_|

01 MARSHALL S. COGAN, 02 JOHN V. TUNNEY, 03 ROBERT J. HAY,
04 S. DENNIS N. BELCHER, 05 THOMAS E. CHORMAN, 06 LUIS J. ECHARTE, 07 STUART J. HERSHON, 08 RAYMOND E. MABUS, JR., 09 HENRY TANG

Instructions: To withhold authority to vote for any nominee, write that nominee's name in the space provided below.

________________________________________________________________________________

                                                       FOR   AGAINST   ABSTAIN

2.    To ratify the selection of Deloitte & Touche     |_|     |_|       |_|
      LLP as the Company's independent auditors for the fiscal year ending December 28, 2003.

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

                                 Mark here if you plan to attend the meeting |_|

________________________________________________________________________________

________________________________________________________________________________
                          Signature of Stockholder(s)

________________________________________________________________________________
DATE

Note: Please sign your name exactly as it is shown at the left. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such EACH joint owner is requested to sign.

                Please sign, date and return this proxy promptly
                     in the enclosed postage paid envelope.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

      Internet and telephone voting is available through 11PM Eastern Time the business day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

----------------------------            ----------------------------            -------------------------
          Internet                               Telephone
 http://www.eproxy.com/fmxi                    1-800-435-6710                               Mail

Use the Internet to vote                Use any touch-tone telephone                Mark, sign and date
your proxy. Have your proxy             to vote your proxy. Have                      your proxy card
card in hand when you access     OR     your proxy card in hand when     OR                 and
the web site. You will be               you call. You will be                         return it in the
prompted to your control                prompted to enter your                     enclosed postage-paid
number, located in the box              control number, located in                       envelope.
below, to create and submit             the box below, and then
an electronic ballot.                   follow the directions given.
----------------------------            ----------------------------            -------------------------

              If you vote your proxy by Internet or by telephone,
                  you do NOT need to mail back your proxy card.

                           FOAMEX INTERNATIONAL INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby authorizes and directs Fidelity Management Trust Company as trustee (the "Trustee") of Foamex L.P. Savings Plan to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of Foamex International Inc. (the "Company") to be held at Sheraton Suites Hotel, 422 Delaware Avenue, Wilmington, Delaware 19801, May 23, 2003, at 10:00 a.m., local time, and at any time adjournment thereof, all shares of common stock of the Company allocated to the account of the undersigned under such Plan, on the proposals set forth on the reverse hereof and in accordance with the Trustee's discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated April 25, 2003.

     The proxy will be voted as specified. If no specification is made, it will be voted for proposals 1 and 2.

                          (Continued on reverse side)

________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________



________________________________________________________________________________


--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                                                                Please
                                                                Mark Here
                                                                for Address  |_|
                                                                Change or
                                                                Comments
                                                                SEE REVERSE SIDE

1. To elect nine directors to serve until the 2004 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

                FOR all nominees          WITHHOLD authority
                listed (except as           to vote for all
                  marked to the                nominees
                    contrary)                listed below

                       |_|                        |_|

01 MARSHALL S. COGAN, 02 JOHN V. TUNNEY, 03 ROBERT J. HAY,
04 S. DENNIS N. BELCHER, 05 THOMAS E. CHORMAN, 06 LUIS J. ECHARTE, 07 STUART J. HERSHON, 08 RAYMOND E. MABUS, JR., 09 HENRY TANG

Instructions: To withhold authority to vote for any nominee, write that nominee's name in the space provided below.

________________________________________________________________________________

                                                        FOR   AGAINST   ABSTAIN

2.    To ratify the selection of Deloitte & Touche      |_|     |_|       |_|
      LLP as the Company's independent auditors for the fiscal year ending December 28, 2003.

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

                                 Mark here if you plan to attend the meeting |_|

________________________________________________________________________________

________________________________________________________________________________
                          Signature of Stockholder(s)

________________________________________________________________________________
DATE

Note: Please sign your name exactly as it is shown at the left. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such EACH joint owner is requested to sign.

                Please sign, date and return this proxy promptly
                     in the enclosed postage paid envelope.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

      Internet and telephone voting is available through 11PM Eastern Time the business day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

----------------------------            ----------------------------              -----------------------
          Internet                                Telephone
 http://www.eproxy.com/fmxi                    1-800-435-6710                               Mail

Use the Internet to vote                Use any touch-tone telephone                Mark, sign and date
your proxy. Have your proxy             to vote your proxy. Have                      your proxy card
card in hand when you access     OR     your proxy card in hand when     OR                  and
the web site. You will be               you call. You will be                         return it in the
prompted to your control                prompted to enter your                     enclosed postage-paid
number, located in the box              control number, located in                       envelope.
below, to create and submit             the box below, and then
an electronic ballot.                   follow the directions given.
----------------------------            ----------------------------              -----------------------

              If you vote your proxy by Internet or by telephone,
                  you do NOT need to mail back your proxy card.